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                                                                   EXHIBIT 10.46

LOAN NO. 5000024084

                           FOURTH AMENDMENT AGREEMENT
                                 LOAN AGREEMENT
                        PROMISSORY NOTE (LINE OF CREDIT)

         This Fourth Amendment Agreement to Loan Agreement ("Amendment") is made this __ day of May, 2000, by and between Standard Federal Bank, a federal savings bank, whose address is 2600 West Big Beaver Road, Troy, Michigan 48084 (hereinafter referred to as "Standard Federal"), and McClain Group Leasing, Inc., a Michigan corporation whose address is 6200 Elmridge, Sterling Heights, Michigan 48310 ("Borrower").

         WITNESSETH:

         WHEREAS, Borrower and Standard Federal entered into a Loan Agreement dated July 17, 1996, as amended by an Amendment Agreement dated April 28, 1997, a Second Amendment Agreement dated April 16, 1998, and a Third Amendment Agreement dated July 9, 1999 (as amended, the "Loan Agreement");

         WHEREAS, Pursuant to the Loan Agreement, Borrower executed and delivered to Standard Federal a Promissory Note (Line of Credit) dated July 17, 1996 in the original principal amount of $10,000,000, as amended by an Amendment Agreement dated April 28, 1997, a Second Amendment Agreement dated April 16, 1998, and a Third Amendment Agreement dated July 9, 1999 (as amended, the "Note");

         WHEREAS, Borrower and Standard Federal desire to increase the Revolving Line of Credit from $15,000,000 to $20,000,000 and modify and amend certain terms, conditions, covenants and obligations contained in the Loan Agreement and the Note, all effective as of the date hereof unless otherwise specified to the contrary.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, modifications and agreements hereinafter made, the parties hereto agree as follows:

         1.       INCORPORATION BY REFERENCE:

                  All definitions and terms used in the Loan Agreement are hereby incorporated in this Amendment.

         2.       AMENDMENTS AND MODIFICATIONS TO LOAN AGREEMENT:

                  A.       The definition of "Credit Limit" as defined in
                           Section 1.1 of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

                           "Credit Limit" shall mean the lessor of (a) the Maximum Credit Amount, or (b)


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                           80% of Eligible Lease Receivables. As used in this
                           section, the "Maximum Credit Amount" shall mean Twenty Million and 00/100 Dollars ($20,000,000.00) until December 31, 2000, and Fifteen Million and 00/100 Dollars ($15,000,000.00) thereafter."

                  B. Section 3.2(i) is hereby added to the Loan Agreement as follows:

                           "On a consolidated statement basis maintain the ratio of Liabilities to Tangible Net Worth of not more than
                           5.0 to 1.0, as of the end of each quarter of each fiscal year. As used in this Section, "Liabilities" shall mean all direct and contingent liabilities of Borrower, and "Tangible Net Worth" shall mean total assets as defined in accordance with generally accepted accounting principles as in effect as of the date hereof."

         3.       AMENDMENTS AND MODIFICATIONS TO THE NOTE:

                  The principal amount stated in the Note is increased to the sum of Twenty Million and 00/100 Dollars ($20,000,000). Borrower hereby promises to pay to the order of Standard Federal the principal amount of the Note, as hereby amended, in accordance with the terms of the Note and the Loan Agreement, as hereby amended.


         4.       REAFFIRMATION OF GUARANTY:

                  As a specific inducement to Standard Federal, and in consideration of Standard Federal's reliance hereon, the undersigned McClain Industries, Inc., a Michigan corporation ("Guarantor") has respectively heretofore executed a Guaranty dated July 17, 1997 ("Guaranty"), and the Guarantor hereby acknowledges and agrees to the amendments and modifications hereinabove set forth and reaffirms the Guaranty with respect to all liabilities, obligations and indebtedness therein guaranteed as herein amended and modified, and further acknowledge that it shall remain liable in accordance with the terms of the Guaranty, notwithstanding the modifications and amendments herein made.


         5.       SURVIVAL AND REAFFIRMATION:

                  Each signatory hereto, by execution hereof, respectively agrees for itself, in all capacities in which each signatory has executed the Loan Agreement or Note as follows:

                  A. That, except as herein modified or amended, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement and the Note shall remain in full force and effect, and that the undersigned hereby consent to and acknowledge the foregoing Amendment hereinabove set forth.


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                  B.       That the liability of the undersigned howsoever
arising or provided for in the Loan Agreement, Note and/or Guaranty, as hereby modified or amended, is hereby reaffirmed.

                  C. That the Borrower is a Michigan corporation in good standing.

                  D. Borrower hereby represent and warrant that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment, and any other documents and instruments required under this Amendment, the Loan Agreement or the Note are within Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower's Articles of Organization or Bylaws and do not require the consent or approval of any governmental body, agency or authority; and this Amendment and any other documents and instruments required under this Amendment, the Loan Agreement or the Note will be valid and binding in accordance with their terms; and (b) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute a Event of Default under the Note, has occurred and is continuing as of the date hereof.

                  E. The Loan Documents (as defined in the Loan Agreement), are valid and enforceable in accordance with their terms. Standard Federal's security interests in the collateral described in the Loan Documents are valid and perfected and Borrower is not aware of any claims or interests in such collateral prior or paramount to Standard Federal's.

                  F. The execution of this Amendment shall not be deemed to be a waiver of any Event of Default.

                  G. Borrower waives, discharges, and forever releases Standard Federal, Standard Federal's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Standard Federal's actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Standard Federal's administration of the debt evidenced by the Note or otherwise.

         This Amendment may be executed in counterparts, each of which shall constitute an original and all of which shall together constitute one and the same Amendment.


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         IN WITNESS the due execution hereof as of the day and year first above written.

BANK:                                       COMPANY:
----                                        -------

STANDARD FEDERAL BANK,                      MCCLAIN GROUP LEASING, INC.,
A FEDERAL SAVINGS BANK                      A MICHIGAN CORPORATION

By:                                         By:  /s/ Mark S. Mikelait
   --------------------------                  ---------------------------------
Its:                                        Its: TREASURER
    -------------------------                   --------------------------------

                                            GUARANTORS:

                                            MCCLAIN INDUSTRIES INC., A
                                            MICHIGAN CORPORATION

                                            By:  /s/ Mark S. Mikelait
                                               ---------------------------------
                                            Its: TREASURER
                                                --------------------------------



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